UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 26, 2007

Woodward Governor Company
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-8408	36-1984010
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1000 E. Drake Road, Fort Collins, Colorado		80525
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	970-482-5811

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

Item 8.01 Other Events

Woodward Governor Company ("Woodward" or "the Company") will change the segments used in its financial reporting to reflect a new operating structure. Beginning with the fourth quarter report for fiscal 2007, which ended September 30, 2007, the Company’s financial reporting will reflect the new segment structure, which is as follows:

Turbine Systems will combine the former Aircraft Engine Systems business segment with the industrial gas turbine business previously included in the Industrial Controls business segment. The markets for these businesses are comprised of similar customers and technologies.

Engine Systems, formerly part of the Industrial Controls business segment, will focus on the reciprocating engine market and its network of original equipment manufacturers, dealers, affiliated packagers and distribution. Steam turbine operations will be included in this business segment to leverage activity at Woodward’s global sites and distribution network.

Electrical Power Systems, also formerly included in the Industrial Controls business segment, will focus on electrical power generation, distribution, conversion (predominately wind power) and quality using digital controls and inverter technologies.

Woodward is including in this Current Report on Form 8-K, the following annual information for the years ended September 30, 2006 and 2005, and the quarterly information for the quarters ended December 31, 2006, March 31, 2007, and June 30, 2007 to reflect these business segment realignments:
* Total segment net sales
* Intersegment sales
* External net sales
* Segment earnings
* Earnings reconciliation

This supplemental unaudited information is being provided to show restated historical results for the realigned segments. The Company did not operate under the realigned segments structure for any portion of these prior periods and will begin to report comparative results under the new structure with the filing of its Annual Report on Form 10-K for the year ended September 30, 2007.

The Company is providing this unaudited financial information for informational purposes only to provide investors with a comparative framework from which to analyze the Company's 2005, 2006, and 2007 performance after giving effect to the business segment realignments. These changes do not affect the Company's Consolidated Statements of Earnings, Consolidated Balance Sheets, Consolidated Statements of Shareholders' Equity, or Consolidated Statements of Cash Flows.

Item 9.01 Financial Statements and Exhibits.

99.1 Financial Reporting Segments Press Release
99.2 Supplemental Business Segments Information

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Woodward Governor Company

November 9, 2007	By:	A. Christopher Fawzy

Name: A. Christopher Fawzy
Title: Vice President, General Counsel and Corporate Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Financial Reporting Segments Press Release
99.2	Supplemental Business Segments Information